                                                                   Exhibit 10.35

                         AGREEMENT FOR PURCHASE AND SALE
                     OF REAL PROPERTY WITH REPURCHASE OPTION


         THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY WITH REPURCHASE OPTION (the "Agreement") is made and entered into as of the 10th day of September, 1996 by and between JTS CORPORATION ("Seller" or "JTS"), and JACK TRAMIEL ("Buyer" or "Tramiel").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

         1. DEFINITIONS. Unless the context otherwise specifies or requires, for the purposes of this Agreement all words and phrases having their initial letters capitalized herein shall have the meanings set forth in SCHEDULE 1 attached hereto.

         2. PURCHASE AND SALE. Seller agrees to sell the real property described on the attached EXHIBIT A (collectively the "Property") to Buyer, and Buyer agrees to purchase the Property from Seller, on all of the terms, covenants and conditions set forth in this Agreement.

         3. PURCHASE PRICE. The total purchase price for the Property (the "Purchase Price") shall be the sum of Ten Million Dollars ($10,000,000) which, subject to all prorations and adjustments provided in this Agreement, shall be paid by Buyer to Seller through escrow on the Closing Date in cash.

         4. CONDITIONS TO AGREEMENT.

            4.1 BUYER'S CONDITIONS PRECEDENT. Buyer's obligation to purchase the Property or otherwise to perform any obligation provided in this Agreement shall be conditioned expressly upon the fulfillment to Buyer's reasonable satisfaction of each of the following conditions precedent:

                4.1.1 The due and timely performance by Seller of each and every covenant, undertaking and agreement to be performed by Seller as provided in this Agreement.

                4.1.2 As of the Closing Date, there shall have been no material adverse change in the condition of the Property, or any portion thereof.

            4.2 SELLER'S CONDITIONS PRECEDENT. Seller's obligation to sell the Property shall be conditioned expressly upon the fulfillment to Seller's reasonable satisfaction of each of the following conditions precedent:


                                       1.

                           4.2.1 Buyer's due execution and delivery to Seller on
the Closing Date of a Memorandum of the Option to Repurchase in the form attached hereto as EXHIBIT B for each county in which any of the Property is located (COLLECTIVELY THE "OPTION MEMORANDA").

                           4.2.2 The due and timely performance by Buyer of each
and every covenant, undertaking and agreement to be performed by Buyer as provided in this Agreement.

                  4.3 REMOVAL OF TITLE CONDITIONS. Buyer has notified Seller of its objections to the disapproved exceptions listed on Schedule 2 attached hereto (the "Disapproved Exceptions"). Following the Closing Date Seller shall, at its sole cost and expense, remove the Disapproved Exceptions.

                  4.4 TERMINATION. In the event any of the foregoing conditions are neither fulfilled, nor waived as provided above, Buyer, at its election by written notice to Seller, may terminate this Agreement and be released from all obligations under this Agreement. In the event of termination by Buyer all funds deposited in escrow by Buyer or paid by Buyer to Seller outside of escrow and all interest accrued on such funds shall be returned immediately to Buyer, and all documents deposited in escrow by Buyer or Seller shall be returned to the depositing party.

         5.       REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.

                  5.1 SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Seller hereby makes the following covenants, representations and warranties to and for the benefit of Buyer:

                           5.1.1 Seller will convey to Buyer all its right,
title and interest in the Property to Buyer, including the assignment of all right, title and interest Seller may have as landlord under the Tenant Occupancy Leases.

                           5.1.2 Neither Seller's execution of this Agreement
nor performance by Seller of any of its obligations hereunder (i) violates or shall violate any written agreement to which Seller is bound, or (ii) shall constitute a violation or breach by Seller of any judgment, order, writ, injunction or decree issued or imposed upon Seller, and no approval, consent, order, authorization, designation, filing (other than recording), registration, notification of, by or with any judicial or governmental authority is required in conjunction with Seller's execution of this Agreement and performance of its obligations hereunder.

                           5.1.3 Seller shall deliver to Buyer on the Closing
date a certified copy of the resolution of its board of directors authorizing the transactions contemplated by this Agreement.

                           5.1.4 At any time following the Closing Date and
during the term of this Agreement, Buyer shall, upon the written request of Seller, cause the Property or any portion of it, to be listed for sale, and shall cooperate fully with Seller in the marketing of the Property.



                                       2.

                  5.2 BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer hereby makes the following representations and warranties to and for the benefit of Buyer:

                           5.2.1 Neither Buyer's execution of this Agreement nor
performance by Buyer of any of its obligations hereunder (i) violates or shall violate any written agreement to which Buyer is bound, or (ii) shall constitute a violation or breach by Buyer of any judgment, order, writ, injunction or decree issued or imposed upon Buyer, and no approval, consent, order, authorization, designation, filing (other than recording), registration, notification of, by or with any judicial or governmental authority is required in conjunction with Buyer's execution of this Agreement and performance of its obligations hereunder.

                           5.2.2 Buyer is fully familiar with the Property due
to Buyer's affiliation with the previous owner of the Property. Buyer is purchasing the Property based solely on his own knowledge and investigation of the Property (to the extent he deems any such investigation necessary in light of his prior knowledge of the Property), in its "as-is, where-is" condition, without reliance upon any representation or warranty of Seller.

         6.       TITLE, ESCROW AND CLOSING.

                  6.1 CONDITIONS OF TITLE. Seller shall convey title to the Property upon the close of escrow by grant deeds (the "Deeds") subject to no exceptions other than the following (the "Conditions of Title"):

                           6.1.1 The lien for local real estate taxes and
assessments not yet due or payable;

                           6.1.2 All items set forth in Schedule B of the Title
Reports for the portions of the Property located in California and all items set forth in Schedule C of the Title Reports for the portions of the Property located in Texas, with the understanding that Seller, following the Closing Date, shall remove the exceptions described on the SCHEDULE 2, attached hereto;

                           6.1.3 Interests of tenants pursuant to Tenant
Occupancy Leases; and

                           6.1.4    The Option Memoranda.

                  6.2 TITLE INSURANCE. Buyer's obligation to purchase the Property shall be subject to the irrevocable commitment of the Title Company to issue upon payment of its normal premium on the close of escrow of the transaction contemplated by this Agreement its CLTA Owner's Policy of Title Insurance for each portion of the Property located in California and its standard form of Texas Land Title form of owner's policy of title insurance for each portion of the Property located in Texas, insuring Buyer in the aggregate amount of $10,000,000, that fee simple title to the Property is vested in Buyer subject only to the Conditions of Title. Buyer shall be entitled to direct the Title Company to allocate the amount of insurance to individual parcels for the purpose of issuing individual policies of title insurance if Buyer so chooses.


                                       3.

                  6.3 CLOSING DATE. Through an escrow established with the Title Company, Buyer and Seller shall consummate this transaction on September 12, 1996, or such later date as the parties shall mutually agree upon (the "Closing Date").

                  6.4 DEPOSITS AND DELIVERIES BY SELLER. Seller shall deposit or cause to be deposited into escrow with the Title Company, or deliver directly to Buyer outside of escrow, on or before the Closing Date, the following documents duly executed and acknowledged as required:

                           6.4.1    The Deeds.

                           6.4.2 An Assignment of Leases in the form attached
hereto as EXHIBIT C transferring to Buyer all of Seller's interest as landlord under the Tenant Occupancy Leases, and all guarantees thereof, if any, (the "Assignment of Leases").

                           6.4.3    An Affidavit of Non-Foreign Status.

                           6.4.4 Seller's written escrow instructions to close
escrow in accordance with the terms of this Agreement.

                           6.4.5 Counterpart originals of the Option Memoranda.

                           6.4.6 Such other documents, resolutions, consents and
affidavits necessary or advisable to effect the valid consummation of the transaction evidenced by this Agreement.

                  6.5 DEPOSITS AND DELIVERIES BY BUYER. Buyer shall deposit or cause to be deposited into escrow with the Title Company, or deliver directly to Seller outside of escrow, on or before the Closing Date, each of the following documents duly executed and acknowledged as required and funds:

                           6.5.1 Cash, wire transfer, cashier's check, or other
immediately available funds, which shall equal the Purchase Price (the "Purchase Funds").

                           6.5.2 A counterpart original of the Assignment of
Leases.

                           6.5.3 Counterpart originals of the Option Memoranda.

                           6.5.4 Buyer's written escrow instructions to close
escrow in accordance with the terms of this Agreement.

                  6.6 CLOSING. The Title Company shall close escrow on the Closing Date when and if it is irrevocably committed to issue the title insurance described in SECTION 6.2 above and has received all of the documents and funds listed in SECTIONS 6.4 and 6.5 above. The Title Company shall close escrow by:



                                       4.

                           6.6.1 Recording the Deeds and the Option Memoranda,
in that order.

                           6.6.2 Issuing to Buyer the owner's policy of title
insurance described in SECTION 6.2 above.

                           6.6.3 Delivering to Buyer the original of the
Assignment of Leases and Non-Foreign Affidavit, each duly executed by Seller.

                           6.6.4 Delivering to Seller both original counterparts
of the Option Memoranda, and the Purchase Funds, after taking into account Seller's share of prorations.

                           6.6.5 Delivering to Buyer and Seller copies of all
other documents and things deposited and/or delivered through escrow, the originals of which are not being delivered by the Title Company to such parties, together with Title Company's final closing statement for the subject transaction.

                  6.7      PRORATIONS.

                           6.7.1 Rents and other income, current taxes,
insurance premiums and management, service, operating and maintenance expenses shall be prorated between Seller and Buyer as of the Closing Date. All bonds, assessments, encumbrances and other charges against the Property levied on or before the Closing Date shall be assumed by Buyer.

                           6.7.2 All deposits made by tenants of the Property as
security for rent, cleaning or any other purpose and prepaid rents and all interest accrued or due on such sums shall, at the sole option of Buyer, be credited against the Purchase Price to be paid by Buyer.

                  6.8 CLOSING COSTS. Seller shall pay the cost of all transfer, sales and conveyance taxes imposed by any governmental authority upon this transaction, title insurance and endorsement premiums for the title insurance, recording fees and escrow fees incurred in connection with the contemplated transaction.

                  6.9 POSSESSION. Right to possession of the Property shall transfer to Buyer on the Closing Date, subject to the rights of the tenants under the Tenant Occupancy Leases.

         7.       COMMISSIONS.

                  7.1 BROKERAGE COMMISSION AND FINDER'S FEE. Each party to this Agreement warrants to the other no person or entity can properly claim a right to a real estate commission, real estate finder's fee, real estate acquisition fee or other real estate brokerage-type compensation (collectively, "Real Estate Compensation") based upon the acts of that party with respect to the transaction contemplated by this Agreement, and each party hereby agrees to indemnify, defend and protect the other against and to hold the other harmless from any loss, cost or expense (including but not limited to attorneys' fees and returned commissions) resulting from any claim for Real Estate Compensation by any person or entity based upon such acts.


                                       5.

                  7.2 GRANT OF OPTION TO REPURCHASE. Tramiel does hereby grant JTS an option to purchase the Property from Tramiel upon the following terms and conditions:

                           7.2.1 PURCHASE PRICE. In the event the option is
exercised the purchase price for the Property shall be Ten Million Dollars ($10,000,000) (THE "OPTION PRICE"), subject to reduction in accordance with the provisions of Section 7.2.5, below.

                           7.2.2 TITLE AND COSTS. In the event that the option
is exercised, the Property shall be conveyed free and clear of all liens and encumbrances other than the lien for current real property taxes not yet due and the Conditions of Title and the Tenant Occupancy Leases, and any other leases or rental agreements relating to the property entered into by Tramiel with the approval of JTS following the Closing Date, shall be assigned to JTS. JTS shall pay the transfer tax upon conveyance of the Property, recording costs, and the cost of any title insurance and escrow fees. Current taxes, insurance, premiums and management, service, operating and maintenance expenses shall be prorated between JTS and Tramiel as of the date Tramiel conveys the Property to JTS.

                           7.2.3 EXERCISE OF THE OPTION. The option may be
exercised at any time prior to the first anniversary of the Closing Date, but in no event shall the closing take place until after such first anniversary. The Property shall be conveyed to JTS, the purchase price shall be paid by JTS to Tramiel, and the Tenant Occupancy Leases, and any other leases or rental agreements entered into by Tramiel with the approval of JTS following the Closing Date, shall be assigned to JTS by Tramiel, no later than thirty (30) days following the first anniversary of the Closing Date. The option shall be exercised by giving written notice of JTS's election to exercise the option to Tramiel. If the option is not exercised within the time provided, unless the date for the exercise of the option shall be extended in writing, the option shall terminate.

                           7.2.4 ADDITIONAL ENCUMBRANCES, ALTERATIONS. Tramiel
shall not further encumber the Property, grant any easements, or agree to any restrictions upon the Property without the prior written consent of JTS. Tramiel shall not make any alterations to the Property nor convey title to the Property to any third person until such time as the option shall have expired, except as provided in Section 7.2.5 below.

                           7.2.5 SALE OF 11820 W. OLYMPIC BOULEVARD, LOS
ANGELES, CA. Atari Corporation entered into a purchase agreement with The Oved Intervivos Trust Dated May 12, 1988, The Frederick H. Leeds Intervivos Trust of November 30, 1990 and the Sheila L. Greger Intervivos Trust dated May 12, 1989 for the sale of that portion of the Property known as 11820 W. Olympic Boulevard, West Los Angeles, California (the "West Los Angeles Site") for a purchase price of $2,400,000. In the event Tramiel completes this transaction, or any other transaction for the sale of the West Los Angeles Site with the approval of JTS, the Option Price shall be reduced by the net sales proceeds received by Tramiel upon his sale of the West Los Angeles Site. Tramiel has indicated to JTS that he has negotiated a transaction with Kim Dunitz, the owner of a one twenty-fourth interest in the West Los Angeles Site, to pay her a total of $100,000 in exchange for her interest. The net sales proceeds shall be the gross sales price less the sum of all Tramiel's expenses, taxes, commissions, costs, transfer fees, closing


                                       6.

costs incurred in connection with such sale and any amount up to $100,000 (or greater amount if agreed to in writing by JTS) paid by Tramiel to Kim Dunitz in exchange for her interest in the West Los Angeles Site.

                           7.2.6 RECORDING. The parties agree to record a
memorandum of this Agreement. If the option is not exercised JTS agrees to deliver quitclaim deeds for the Property to Tramiel.

         8. RIGHT OF FIRST OFFER. The property located at 7060 W. Sunset Boulevard, Los Angeles (the "Sunset/LaBrea Site") is encumbered by that certain Declaration of Establishment of Restrictions and Covenants Affecting Land (the "Declaration") recorded March 23, 1988 as Document #88-396092 in which a certain person has a right of first offer concerning the Sunset/LaBrea Site. Because Tramiel's offer to purchase each parcel comprising the Property is not severable, JTS must notify the holder of such right of first offer of the terms of this Agreement. In the event that, after the closing of the sale to Tramiel, such person elects to purchase the Property, Tramiel, at the direction of JTS, shall convey the Property either directly to such person or to JTS, upon payment to Tramiel of the amount of Ten Million Dollars.

         9.       GENERAL PROVISIONS.

                  9.1 NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and (i) personally delivered, (ii) sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, (iii) sent by Federal Express or similar nationally recognized overnight courier service, or (iv) transmitted by facsimile with a hard copy sent within one (1) business day by any of the foregoing means, and in all cases addressed as follows, and such notice shall be deemed to have been given upon the date of actual receipt or delivery (or refusal to accept delivery) at the address specified below (or such other addresses as may be specified by notice in the foregoing manner) as indicated on the return receipt or air bill:

                  To Seller:                JTS CORPORATION
                                            166 Baypointe Parkway
                                            San Jose, CA 95134
                                            Attn: Chief Financial Officer

                  With a copy to:           Andrei Manoliu, Esq.
                                            Cooley Godward
                                            5 Palo Alto Square
                                            3000 El Camino Real
                                            Palo Alto, CA 94306-2155
                                            Fax No.   (415) 857-0663
                                            Phone No. (415) 843-5000



                                       7.

                  To Buyer:                 MR. TRAMIEL
                                            18331 Lexington Drive
                                            Monte Sereno, CA 95030

                  With a copy to:           Adron W. Beene, Esq.
                                            6453 Hidden Creek Court
                                            San Jose, CA 95120
                                            Fax No.   (408) 997-8439
                                            Phone No. (408) 323-9223

         9.2 ENTIRE AGREEMENT; NO MODIFICATIONS. This Agreement, together with the schedules and exhibits attached hereto, incorporates all agreements, warranties, representations and understandings between the parties to the Agreement with respect to the subject matter hereof and constitutes the entire agreement of Seller and Buyer with respect to the purchase and sale of the Property. Any prior or contemporaneous correspondence, memoranda, understandings, offers, negotiations and agreements, oral or written, are merged herein and replaced in total by this Agreement and the exhibits hereto and shall be of no further force or effect. This Agreement may not be modified or amended except in a writing signed by Seller and Buyer.

         9.3 TIME. Time is of the essence in the performance of the parties' respective obligations set forth in this Agreement.

         9.4 ATTORNEYS' FEES; VENUE. In the event any action or proceeding at law or in equity between Buyer and Seller to enforce or interpret any provision of this Agreement or to protect or establish any right or remedy of either Buyer or Seller hereunder, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses including, without limitation, reasonable attorneys' and paralegals' fees and expenses, incurred by such prevailing party, in such action or proceeding and in any appeal in connection therewith, whether or not such action, proceeding or appeal is prosecuted to judgment or other final determination, together with all costs of enforcement and/or collection of any judgment or other relief. Venue shall be in Santa Clara County.

         9.5 SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by Buyer without the prior written consent of Seller which may be granted or withheld by Seller in its sole discretion. Subject to the foregoing provision, this Agreement shall inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and assigns.

         9.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts and each such counterpart shall be deemed to be an original; all counterparts so executed shall constitute one instrument and shall be binding on all of the parties to this Agreement notwithstanding that all of the parties are not signatory to the same counterpart.



                                       8.

         9.7 CONSTRUCTION. This Agreement shall be governed by and construed under the laws of the State of California. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement or any schedules or exhibits to it or any document executed and delivered by either party in connection with this Agreement. All captions in this Agreement are for reference only and shall not be used in the interpretation of this Agreement or any related document. If any provision of this Agreement shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Agreement and all such other provisions shall remain in full force and effect.

         9.8 FURTHER ASSURANCES. The parties agree to enter into such further documents as may be necessary to effect the transactions contemplated hereby.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the date and year first written above:

SELLER:                                              BUYER:

JTS Corporation

By  /s/ W. Virginia Walker                            /s/ Jack Tramiel
______________________________                    ____________________________
                                                       Jack Tramiel
Its  Executive Vice President
    _____________________________


                                       9.

                                   SCHEDULE 1

                                  DEFINED TERMS

For the purposes of this Agreement, the following words and phrases shall have the following meanings unless the context otherwise specifies or requires:

         "TENANT OCCUPANCY LEASES" shall mean all leases, work letter agreements, improvement agreements, and other rental agreements, if any, listed in SCHEDULE B TO THE ASSIGNMENT OF LEASES (which is attached to this Agreement as EXHIBIT C) with respect to occupancy or use of the Property by tenants.

         "TITLE COMPANY" shall mean Stewart Title Company whose address for this transaction is as follows:

                  Stewart Title Company
                  180 Montgomery Street, Suite 840
                  San Francisco, CA 94104
                  Attn:  Terry Duwell, Escrow Officer
                  Escrow No. 20101847
                  Fax No. (415) 986-5973
                  Phone No. (415) 705-8970

         "TITLE REPORTS" shall mean the preliminary title reports with respect to the Property described as follows:

40020708          8/25/96  (West Los Angeles, Los Angeles County)
80127028          8/8/96   (Costa Mesa, Orange County)
40020707          8/12/96  (Sunset/La Brea, Los Angeles County)
96116311B         8/14/96  (Champions Terrace, Harris County)
96116311A         8/14/96  (Deerbrook, Harris County)
96302992          8/9/96   (Mesquite and Carrollton, TX, Dallas County)

                                       1.

                                   SCHEDULE 2

                             DISAPPROVED EXCEPTIONS

Title Report No.               Disapproved Exceptions


West Los Angeles               #6,7,8,9,12 of Schedule B
40020708

Sunset LaBrea                  #13 (but only to the extent of the right of first
40020707                       offer contained therein), 15 of Schedule B


Costa Mesa                     #8 of Schedule B
80127028

Champions Terrace              #6,7,8,10 of Schedule C
96116311B

Deerbrook                      #6,7,8,9,10 of Schedule C
96116311A

Mesquite and Carrollton        #5,6,7,10,11,12,13 of Schedule C
96302992


                                       2.

                                    EXHIBIT A

                                LEGAL DESCRIPTION


                                [to be attached]

                                    EXHIBIT A

                   Legal Description of Orange County Property

                                    EXHIBIT A

DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

A PORTION OF BLOCK 34 OF PACIFIC FARMS, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 1 PAGE 43 AND 44 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 17331 PAGE 349, OFFICIAL RECORDS OF SAID COUNTY, WITH A LINE WHICH IS PARALLEL WITH AND DISTANT 308.19 FEET SOUTHWESTERLY (MEASURED ALONG THE NORTHWEST LINE OF SAID BLOCK FROM THE NORTHEASTERLY LINE OF SAID BLOCK 34; THENCE EASTERLY ALONG SAID SOUTHERLY LINE ON A CURVE, CONCAVE TO THE NORTH, HAVING A RADIUS OF 2055 FEET, A DISTANCE OF 162.72 FEET, MORE OR LESS, TO A POINT DISTANT WESTERLY 158.86 FEET, MEASURED ALONG SAID SOUTHERLY LINE FROM THE NORTHEASTERLY LINE OF SAID BLOCK 34; THENCE SOUTHERLY PARALLEL WITH SAID NORTHEASTERLY LINE, 58.97 FEET, MORE OR LESS, TO THE BEGINNING OF A TANGENT CURVE, CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 308.6 FEET, WHICH SAID CURVE INTERSECTS THE SOUTHERLY LINE OF SAID BLOCK 34 AT A POINT DISTANT WESTERLY THEREON 110.65 FEET FROM THE MOST EASTERLY CORNER OF SAID BLOCK; THENCE SOUTHEASTERLY ALONG SAID CURVE 180.74 FEET, MORE OR LESS, TO SAID SOUTHERLY LINE; THENCE WESTERLY ALONG SAID SOUTHERLY LINE, 221.28 FEET, MORE OR LESS, TO A LINE WHICH IS PARALLEL WITH THE NORTHEASTERLY LINE OF SAID BLOCK 34 AND PASSES THROUGH THE POINT OF BEGINNING; THENCE NORTHWESTERLY ALONG SAID PARALLEL LINE, 199.35 FEET, TO THE POINT OF BEGINNING.

PARCEL 2:

AN EASEMENT FOR SPUR TRACK PURPOSES, OVER A STRIP OF LAND, 9 FEET IN WIDTH, MEASURED AT RIGHT ANGLES, OR RADIALLY, EXTENDING FROM THE SOUTHERLY LINE OF SAID OLYMPIC BOULEVARD, TO THE SOUTHERLY LINE OF SAID BLOCK 34, THE SOUTHWESTERLY LINE OF SAID STRIP OF LAND BEING THE NORTHEASTERLY LINE OF THE HEREINBEFORE DESCRIBED PARCEL 1.

PARCEL 3

PARCEL D OF PARCEL MAP L.A. NO. 5795, IN THE CITY OF LOS ANGELES, AS PER MAP FILED IN BOOK 205, PAGES 27, 28 AND 29 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4

NON EXCLUSIVE EASEMENTS FOR ROADWAY, WALKWAY, SURFACE DRAINAGE AND INGRESS AND EGRESS AND PARKING OF MOTOR VEHICLES AND INCIDENTAL PURPOSES OVER THOSE PORTIONS OF PARCELS A, B, C PARCEL MAP L.A. NO. 5795, IN THE CITY OF LOS ANGELES, AS PER MAP FILED IN BOOK 205, PAGES 27, 28, AND 29 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AS MORE FULLY SET IN PARAGRAPH 3A AND 3B AND DELINEATED ON EXHIBIT "A" IN THE DECLARATION OF ESTABLISHMENT OF RESTRICTIONS AND COVENANTS AFFECTING LAND RECORDED MARCH 23, 1988, AS INSTRUMENT NO. 88-39602.

PARCEL 5

AN EXCLUSIVE EASEMENT IN, TO, OVER, UNDER AND ACROSS THOSE PORTIONS OF PARCEL A, B, C SHOWN ON PARCEL MAP NO. 5795 AS RECORDED IN BOOK 205, PAGES 27-29 OF PARCEL MAPS, (THE "SERVIENT PROPERTY") AS REQUIRED FOR THE EXISTENCE AND MAINTENANCE OF ANY AND ALL IMPROVEMENTS WHICH ENCROACH AS OF THE DATE HEREOF UPON THE SERVIENT PROPERTY FROM ANY PORTION OF PARCEL D AS SHOWN ON PARCEL MAP NO. 5795 AS RECORDED IN BOOK 205, PAGES 27-29, INCLUSIVE, AS OF THE DATE HEREOF. GRANTOR FURTHER CONFIRMS AND AGREES THAT GRANTEE HAS THE RIGHT TO ENTER THE SERVIENT PROPERTY TO REPAIR, MAINTAIN SUCH ENCROACHING IMPROVEMENT WHICH EXIST AS OF THE DATE HEREOF, AS GRANTED IN DEED DATED MARCH 17, 1988, RECORDED MARCH 23, 1988 AS INSTRUMENT NO. 88- 396094, OFFICIAL RECORDS.

                                    EXHIBIT A

                Legal Description of Los Angeles County Property

                                   EXHIBIT "A"

A METES AND BOUNDS DESCRIPTION of a tract or parcel of land containing 0.9189 acres (40,028 square feet) located in the Wherry B. Adams Survey, Abstract No. 95, Harris County, Texas; being that portion know as Reserve "G" in Deerbrook Mall, a subdivision of 95.1343 acres approved by the city of Humble, Texas, on March 11, 1984 (not yet recorded) the 95.1343 acre tract described in deed of record under File Code No. 070-00-0208, Clerk's File No. J331875 of the Harris County Official Public Records of Real Property; said 0.9189 acre parcel being more particularly described as follows:

BEGINNING at a 1-inch iron pipe with cap found at the most westerly southwest corner of Deerbrook Mall, same being the southeast corner of Lot 10, Block 9 in the Second Replat of Northshire Section 3, a subdivision of record in Volume 306; Page 124 of the Harris County Map Records; said iron pipe parking the southwest corner of the herein described parcel;

THENCE, North 20(degree) 53' 25" West, 116.00 feet along the east line of the aforementioned Lot 10, to a 1-inch iron pipe with cap found on the southerly right-of-way line of Canterbury Driver (60-foot wide);

THENCE, North 20(degree) 00' 44" East, 43.57 feet to an "X" mark found in concrete for the northwest corner of the parcel being described;

THENCE, North 69(degree) 05' 29" East, 109.82 feet to a 5/8 inch iron foot set at an angle point;

THENCE, North 36(degree) 24' 19" East, 59.36 feet to a nail set for corner in the arc of a non-tangent curve to the left;

THENCE, 13.12 feet along the arc of said non-tangent curve to the 1 ft. having a radius of 547.58 feet, a central angle of 01(degree) 2" and chord bearing South 57(degree) 04' 48" East, 13.12 feet to a nail set at the end of said curve and point of tangency;

THENCE; South 57(degree) 45' 59" East, 224.17 feet to a 5/8-inch iron rod set for the southeast corner;

THENCE; South 69(degree) 06' 35" West 303.80 feet to the POINT OF BEGINNING AND CONTAINING 0.9189 acre (40,028 square feet) of land area.

                                    EXHIBIT A

                   Legal Description of Orange County Property

                                    EXHIBIT A

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1 OF LOT LINE ADJUSTMENT NO. LL-92-03, IN THE CITY OF COSTA MESA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER INSTRUMENT RECORDED
SEPTEMBER 3, 1992 AS INSTRUMENT NO. 92-596398 OF OFFICIAL RECORDS OF SAID ORANGE COUNTY.

                                    EXHIBIT A

                   Legal Description of Dallas County Property

                                    EXHIBIT A

Legal description of land:

         TRACT I

         Lots 7A and 7B, in Block A, of TREASURY ADDITION, an addition to the City of Mesquite, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume 84240, Page 3231, Map Records, Dallas County, Texas, and Certificate of Correction of Error, filed 12/15/89, recorded in Volume 89243, Page 2092, Real Property Records, Dallas County, Texas.

         TRACT II, PARCEL I

         BEING a track of land in the M.P. Green Survey, Abstract No. 519, Dallas County, located in the city limits of Carrollton, Texas, and also being a part of Lot 1, Block 2, CAPITAL CENTER - PHASE I, as filed for record in Volume 83168, Page 2036, Plat Records, Dallas County, Texas and being more particularly described as follows:

         BEGINNING at a found iron rod in the west right-of-way of Interstate Highway 35-E, said point being the southeast corner of Lot 1, Block 2 "Capital Center Phase I" as filed for record in Volume 83168, Page 2036, Plat Records, Dallas County, Texas;

         THENCE South 59(degree)19'36" West, departing said right-of-way line, a distance of 575.75 feet to a set iron rod for a corner, said corner being on the east right-of-way line of Crescent Drive (60 feet wide);

         THENCE North 30(degree)40'24" West, along said east right-of-way line, a distance of 483.74 feet to a set iron rod for a corner;

         THENCE North 59(degree)19'36" East, a distance of 595.32 feet to a set iron rod for a corner, on the west right-of-way line of said Interstate Highway 35-E;

         THENCE Southeasterly, along said right-of-way and along a circular curve to the left, having a radius of 11,609.16 feet whose back tangent bears South 27(degree)09'44" East, through a central angle of 2(degree)23'22", an arc distance of 484.17 feet to the POINT OF BEGINNING AND CONTAINING 282,432 square feet or 6.484 acres of land more or less.


                                       1.

         TRACT II, PARCEL II

         BEING a tract of land in the M.P. Green Survey, Abstract No. 519, Dallas County, located in the City of Carrollton, Texas, and also being a part of Lot 1, Block 2, CAPITAL CENTER - PHASE I, as filed for record in Volume 83168, Page 2036, Plat Records of Dallas County, Texas, and being more particularly described as follows:

         BEGINNING at a set iron rod in the common east line of proposed Crescent Drive (60 foot R.O.W.) and the west line of Lot 1, Block 2 "Capital Center Phase I" and said POINT OF BEGINNING being North 30(degree)40'24" West, along said common line a distance of 483.74 feet from the southwest corner of Lot 1, Block 2 "Capital Center - Phase I";

         THENCE North 30(degree)40'24" West, continuing along said common line a distance of 209.17 feet to a set iron rod for a corner;

         THENCE North 59(degree)19'36" East, departing said common line a distance of 610.05 feet to a set iron rod for a corner in the west right-of-way line of Interstate Highway 35-E;

         THENCE Southeasterly, along said right-of-way line and along a circular curve to the left having a radius of 11,609.19 feet whose black tangent bears South 26(degree)07'38" East, through a central angle of 1(degree)02'06" an arc length of 209.69 feet to a set iron rod for a corner;

         THENCE South 59(degree)19'36" West, departing said west right-of-way line, a distance of 595.32 feet to the POINT OF BEGINNING AND CONTAINING 125,997 square feet or 2.893 acres of land more or less.


                                       2.

                                    EXHIBIT A

                   Legal Description of Harris County Property

                       EXHIBIT A TO SPECIAL WARRANTY DEED

PARCEL 1

ALL OF RESERVE "B" OF CASHEL FOREST, SECTION ONE, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 176, PAGE 35 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS

PARCEL 2

ALL OF RESERVE "G" OF DEERBROOK MALL, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 334 PAGE 1 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS ON EXHIBIT "A" ATTACHED HERETO.

                         EXHIBIT B TO PURCHASE AGREEMENT

                          FORM OF MEMORANDUM OF OPTION
                        TO REPURCHASE IN RECORDABLE FORM
                                    attached

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

COOLEY GODWARD & CASTRO
  HUDDLESON & TATUM
5 PALO ALTO SQUARE
3000 EL CAMINO REAL
PALO ALTO, CA 94306-2115
ATTN:  ANNA B. POPE, ESQ.

                              MEMORANDUM OF OPTION

         THIS MEMORANDUM OF OPTION (the "Memorandum") is entered into as of
        , 1996 between JTS CORPORATION ("JTS"), and JACK TRAMIEL ("Tramiel"), in reference to the following:

         1. OPTION. JTS and Tramiel entered into that certain AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY WITH REPURCHASE OPTION (the "Purchase
Agreement") as of the       day of September, 1996.

         2. GRANT OF OPTION TO REPURCHASE. Pursuant to the Purchase Agreement, Tramiel did and does hereby, grant JTS an option to purchase the property described on the attached Exhibit A (the "Property") from Tramiel upon the terms and conditions set forth in the Purchase Agreement.

         3. ADDITIONAL ENCUMBRANCES, ALTERATIONS. Tramiel agreed in the Purchase Agreement, among other things, that Tramiel shall not further encumber the Property, grant any easements, or agree to any restrictions upon the Property without the prior written consent of JTS. Tramiel shall not make any alterations to the Property nor convey title to the Property to any third person until such time as the option shall have expired.

         4. NOTICE. The purpose of this Memorandum is to identify the Purchase Agreement for the purposes of information and notice. The sole instrument for determining the terms, conditions and provisions of, and the parties' rights under, the Purchase Agreement is the Purchase Agreement itself.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the day and year first hereinabove written.

JTS Corporation

By

  -------------------------------            ---------------------------------
                                                 Jack Tramiel
Its
   ------------------------------


                                       1.

STATE OF ______________________________              )
                                                     ) ss.
COUNTY OF _____________________________              )


On _______________________, 19___, before me,_______________________________,

personally appeared _______________________________________________,


         [  ]      personally known to me
                   -OR-
         [  ]      proved to me on the basis of satisfactory evidence
                           to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

                                            Witness my hand and official seal.



                                            ___________________________________
                                            Signature of the Notary

This certificate must be attached     Title or Type of Document:
to the document described at right:   Number of Pages:    Date of Document:
                                      Signer(s) other than named above:

(C)1993 National Notary Association, Canoga Park, CA

      CAPACITY CLAIMED BY SIGNER
 Though statute does not require the
 Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

 [  ]  Individual
 [  ]  Corporate Officer(s)
 [  ]  Partner(s)   [  ]  Limited
                    [  ]  General
 [  ]  Attorney-in-Fact
 [  ]  Trustee(s)
 [  ]  Guardian/Conservator
 [  ]  Other:


 SIGNER IS REPRESENTING:
 Name of person(s) or entity(ies)



  STATE OF ____________________________                )
                                                       ) ss.
  COUNTY OF ___________________________                )


  On _______________________, 19___, before me,_____________________________,

  personally appeared _______________________________________________,


         [  ]      personally known to me
                   -OR-
         [  ]      proved to me on the basis of satisfactory evidence
                           to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument. SIGNER IS REPRESENTING:


                                            Witness my hand and official seal.



                                            ___________________________________
                                            Signature of the Notary

      CAPACITY CLAIMED BY SIGNER
 Though statute does not require the
 Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

 [  ]  Individual
 [  ]  Corporate Officer(s)
 [  ]  Partner(s)   [  ]  Limited
                    [  ]  General
 [  ]  Attorney-in-Fact
 [  ]  Trustee(s)
 [  ]  Guardian/Conservator
 [  ]  Other:

SIGNER IS REPRESENTING:
Name of person(s) or entity(ies)


                                       2.

This certificate must be attached     Title or Type of Document:
to the document described at right:
                                      Number of Pages:    Date of Document:

                                      Signer(s) other than named above:

(C)1993 National Notary Association, Canoga Park, CA


                                       3.